UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): September 16, 2007
ITT CORPORATION
(Exact name of registrant as specified in its charter)

Indiana	1-5672	13-5158950
(State or other jurisdiction	(Commission	(I.R.S. Employer
of incorporation)	File Number)	Identification No.)

4 West Red Oak Lane
White Plains, New York	10604
(Address of principal	(Zip Code)
executive offices)
Registrant’s telephone number, including area code: (914) 641-2000
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (See General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☑	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Not Applicable
(Former name or former address, if changed since last report)

Item 1.01. Entry into a Material Definitive Agreement
On September 16, 2007, ITT Corporation, an Indiana corporation (“ITT”), and Donatello Acquisition Corp., a New York corporation and a wholly-owned subsidiary of ITT (“Merger Sub”), entered into a definitive Agreement and Plan of Merger (the “Merger Agreement”) with EDO Corporation, a New York corporation (“EDO”). The Merger Agreement provides that, upon the terms and subject to the conditions set forth in the Merger Agreement, Merger Sub will merge with and into EDO (the “Merger”), with EDO continuing as a surviving corporation and a wholly-owned subsidiary of ITT.
Pursuant to the Merger Agreement, each share of EDO’s common stock issued and outstanding immediately prior to the effective time of the Merger will be converted into the right to receive $56.00 in cash, without interest, on the terms set forth in the Merger Agreement.
EDO has made customary representations and warranties in the Merger Agreement, including, among others, representations and warranties as to corporate status, capitalization, conflicts and consents, SEC filings, absence of undisclosed liabilities, absence of undisclosed material changes, litigation, compliance with laws, material contracts and government contracts. EDO has also agreed to certain pre-closing covenants in the Merger Agreement, including, among other things, (i) covenants that EDO will carry on its business in the ordinary course during the period between the date of the Merger Agreement and closing, and that it will not engage in certain types of transactions without the consent of ITT during such period and (ii) covenants not to solicit or initiate or take any other action knowingly to facilitate or encourage any takeover proposal (as defined in the Merger Agreement). ITT and Merger Sub have also made customary representations, warranties and covenants in the Merger Agreement.
The Merger is expected to close in early 2008. Consummation of the Merger is subject to customary conditions, including approval by the shareholders of EDO, expiration or termination of the applicable Hart-Scott-Rodino waiting period and receipt of certain other regulatory approvals, the absence of any Material Adverse Effect (as defined in the Merger Agreement) with respect to EDO’s business, and certain other customary closing conditions.
The Merger Agreement contains certain termination rights for both EDO and ITT and further provides that, upon termination of the Merger Agreement under specified circumstances, EDO may be required to pay ITT a termination fee of $47,000,000 and reimburse ITT for up to $3,000,000 in transaction related expenses.
On September 16, 2007, James M. Smith, Frederic B. Bassett, Lisa M. Palumbo and Patricia D. Comiskey, who collectively beneficially own approximately 3.23% of the voting power of EDO, each entered into a Shareholder Voting Agreement (the “Voting Agreements”) with ITT, pursuant to which such shareholders agreed, among other things, to vote their shares of common stock of EDO in favor of the Merger and the approval and adoption of the Merger Agreement.
The foregoing description of the Merger, the Merger Agreement and the Voting Agreements does not purport to be complete and is qualified in its entirety by reference to the Merger Agreement, which is filed as Exhibit 2.1 hereto and is incorporated herein by reference, and a form of the Voting Agreement, which is filed as Exhibit 2.2 hereto and is incorporated herein by reference.
ADDITIONAL INFORMATION AND WHERE TO FIND IT:
This communication contains “forward-looking statements” which represent the current expectations and beliefs of management of ITT Corporation (“ITT”) concerning the proposed merger of EDO Corporation (“EDO”) with Donatello Acquisition Corp., a wholly-owned subsidiary of ITT (the “merger”) and other future events and their potential effects on ITT. Such statements are not guarantees of future results. They only represent management’s expectations and beliefs concerning future events and their potential effects on ITT. These forward-looking statements are inherently subject to significant business, economic and competitive uncertainties and contingencies and risk relating to the merger, many of which are beyond our control.
In connection with the proposed merger, EDO will prepare a proxy statement to be filed with the U.S. Securities and Exchange Commission (“SEC”). When completed, a definitive proxy statement and a form of proxy will be mailed to the shareholders of EDO. Before making any voting decision, EDO’s shareholders are urged to read the proxy statement regarding the merger carefully and in its entirety because it will contain important information about the proposed merger. EDO’s shareholders will be able to obtain, without charge, a copy of the proxy statement (when available) and other relevant documents filed with the SEC from the SEC’s website at http://www.sec.gov. EDO’s shareholders will also be able to obtain, without charge, a copy of the proxy statement and other relevant documents (when available) by directing a request by mail or telephone to EDO Corporation, 60 East 42nd Street, 42nd Floor, New York, NY 10165, telephone: 212-716 2000, or from EDO’s website, www.edocorp.com.

Information regarding ITT’s directors and executive officers is set forth in ITT’s annual report on Form 10-K for the fiscal year ended December 31, 2006 and ITT’s proxy statement for ITT’s 2007 Annual Meeting of Shareholders. Information regarding EDO’s directors and executive officers is set forth in EDO’s annual report on Form 10-K for the fiscal year ended December 31, 2006 and EDO’s proxy statement for EDO’s 2007 Annual Meeting of Shareholders. Other information regarding the participants in the proxy solicitation and a description of their direct and indirect interests, by security holdings or otherwise, will be contained in the proxy statement and other relevant documents regarding the proposed merger, when filed with the SEC.
Item 9.01 Financial Statements and Exhibits.

Exhibit No.	Description
2.1	Agreement and Plan of Merger dated September 16, 2007 among ITT Corporation, Donatello Acquisition Corp. and EDO Corporation
2.2	Form of Shareholder Agreement by and between ITT Corporation and the other parties thereto

SIGNATURE
          Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ITT CORPORATION
By:	/s/ Kathleen S. Stolar
	Name:	Kathleen S. Stolar
Its: Vice President, Secretary and Associate General Counsel

Date: September 17, 2007

EXHIBIT INDEX

Exhibit No.	Description
2.1	Agreement and Plan of Merger dated September 16, 2007 among ITT Corporation, Donatello Acquisition Corp. and EDO Corporation
2.2	Form of Shareholder Agreement by and between ITT Corporation and the other parties thereto